EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

      We hereby consent to the incorporation by reference in this Registration Statement of MidSouth Bancorp, Inc. on Form S-8 of our report dated February 7, 2003, appearing in the Annual Report on Form 10-KSB of MidSouth Bancorp, Inc. for the year ended December 31, 2002.

                                            /s/ Deloitte & Touche LLP
                                                --------------------------------
                                                Deloitte & Touche LLP
                                                New Orleans, Louisiana
                                                February 19, 2004